Income Taxes (Details) - Schedule of net deferred tax assets - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Stock compensation	$ 64	$ 12
Accruals and other	4,151	1,060
Debt discount	483
Royalty liability	2,272
Net operating loss carryforwards	51,918	44,641
Tax credits	6,774	6,774
Total deferred tax assets	65,662	52,487
Less: valuation allowance	(65,662)	(52,487)
Deferred tax assets, net